Notes Payable	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Notes Payable

NOTE 5 – NOTES PAYABLE

The following table summarizes the Company’s notes payable.

				Principal Balance At
Loan Description	Loan Type	Maturity Date	Interest Rate	December 31, 2014	December 31, 2013
Talon First Trust, LLC Mortgage	Secured floating rate interest only	July 5, 2017	5.75%	32,000,000	-
Talon Bren Road, LLC Mortgage 1	Secured fixed rate	May 28, 2019	4.65%	11,378,013	-
Talon Bren Road, LLC Mortgage 2(1)	Secured fixed rate	February 12, 2015	6.00%	881,427	-
Talon Bren Road , LLC HVAC loan	Unsecured fixed rate	June 1, 2019	8.00%	137,027	-
Talon Bren Road, LLC Roof loan	Unsecured fixed rate interest only	June 1, 2019	8.00%	225,000	-
Talon OP, L.P. – Promissory Note(1)	Unsecured fixed rate interest only	January 15, 2015	14.00%	250,000	-
5130 Industrial Street, LLC Mortgage 1	Secured fixed rate	April 8, 2017	6.05%	$4,120,952	$4,187,827
5130 Industrial Street, LLC Mortgage 2	Secured fixed rate	April 8, 2017	12.75%	295,304	296,433
				$49,287,723	$4,484,260

(1) See Note 17 for further disclosure related to this note.

The Company is required to make the following principal payments on our outstanding notes payable for each of the five succeeding fiscal years and thereafter as follows:

Amount
2015	$1,483,332
2016	368,603
2017	36,576,580
2018	324,826
2019	10,534,382
$49,287,723

The Company is required to periodically fund and maintain escrow accounts to make future real estate tax and insurance payments, as well as to fund certain capital expenditures.

The Company's mortgage assumed by Talon Bren Road, LLC in connection with the acquisition of the property at Bren Road includes a restrictive covenant that requires Talon Bren Road, LLC to maintain a minimum debt service coverage ("DSCR") before distributions of 1.35:1.00 and after distributions of 1:05:1.00 as of the last day of each calendar year. As of December 31, 2014, Talon Bren Road LLC was out of compliance with the DSCR test. The Company made an additional principal payment of $258,857 on September 25, 2014 which caused the DSCR to be reduced to 1.18 for the year ended December 31, 2014 which is below the required ratio. Had the DSCR been calculated using only scheduled monthly principal and interest due excluding the additional pay down of debt, the DSCR would have been in compliance with a ratio of 1.78 for the year ended December 31, 2014. Failure to meet the debt service coverage ratio covenant allows the lender to declare an event of default under the terms of the loan agreement. The lender is aware of such noncompliance, and we are seeking modification of the loan agreement and/or waiver of this covenant.

The Company’s mortgage entered into by Talon First Trust, LLC in connection with the property at 180 5th Street East, St. Paul, Minnesota includes a financial covenant that requires the Company to maintain a net worth that equals or exceeds $30 million and cash and marketable securities equal to or greater than $3 million after June 30, 2015 and throughout the remaining term of the loan, but allows the Company 30 days following any failure in which to satisfy this financial covenant or provide an individual or entity acceptable to lender as another guarantor on the loan and of the environmental indemnity obligations. Failure to satisfy the covenant would constitute an event of default under the terms of the loan. The Company (as well as its subsidiary, Talon OP, L.P.) is a guarantor of the loan entered into by Talon First Trust, LLC and an indemnitor of Talon First Trust, LLC’s environmental obligations in connection with the property at 180 5th Street East, St. Paul, Minnesota.